UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 30, 2020

COMMUNITY FIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	001-38074	82-1147778
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3175 Highway 278, Covington, Georgia	30014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 786-7088

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
A special meeting of the stockholders of Community First Bancshares, Inc. (the “Company”) was held on December 30, 2020 to consider and vote upon the Plan of Conversion and Reorganization (the “Plan”) of Community First Bancshares, MHC (the “MHC”), and to consider and vote on related matters, including provisions in the articles of incorporation and bylaws of the proposed new holding company, Affinity Bancshares, Inc.

(b)	The specific matters considered and voted on by the stockholders at the special meeting and the votes of the stockholders were as follows:

Proposal No. 1

The approval of a plan of conversion and reorganization whereby Community First Bancshares, MHC and Community First Bancshares, Inc. will convert and reorganize from the mutual holding company structure to the stock holding company structure.

For	Against	Abstain	Broker Non-Votes
5,932,260	282,441	5,042	—

Proposal No. 2

The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization.

For	Against	Abstain	Broker Non-Votes
5,918,037	296,464	5,242	—

Proposal No. 3

The approval of a provision in Affinity Bancshares, Inc.’s articles of incorporation requiring a super-majority vote of stockholders to approve certain amendments to Affinity Bancshares, Inc.’s articles of incorporation.

For	Against	Abstain	Broker Non-Votes
5,481,872	730,719	7,152	—

Proposal No. 4

The approval of a provision in Affinity Bancshares, Inc.’s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to Affinity Bancshares, Inc.’s bylaws.

For	Against	Abstain	Broker Non-Votes
5,471,268	741,827	6,647	—

Item 8.01 Other Events

On December 30, 2020, the MHC adjourned its meeting of members to solicit further votes in favor of the Plan.  The meeting of members will be reconvened on January 12, 2021 at 3:00 p.m.

The Company also reports that sufficient orders were received in the subscription offering of Affinity Bancshares, Inc. such that it is expected that no community offering or syndicated offering will be held.  The Company is currently processing the orders received; accordingly, no further information regarding the offering is available at this time.  The closing of the offering and conversion remains subject to customary regulatory approvals, as well as the approval of the members of the MHC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY FIRST BANCSHARES, INC.

DATE: December 31, 2020	By:	/s/ Tessa M. Nolan
Tessa M. Nolan
Senior Vice President and Chief Financial Officer